SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 13, 2006 (March 10, 2006)
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                       Stewardship Financial Corporation
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             (Exact Name of Registrant as Specified in its Charter)

             New Jersey                   0-21855                 22-3351447
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 (State or Other Jurisdiction of        (Commission             (IRS Employer
        Incorporation)                  File Number)         Identification No.)


    630 Godwin Avenue, Midland Park,  NJ                             07432
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  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code            (201)  444-7100
                                                  ------------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01     Changes in Registrant's Certifying Accountant

      Explanatory Note: The Registrant filed (i) a Current Report on Form 8-K dated March 10, 2006 (the "Original Form 8-K") to report the decision of the Audit Committee of the Registrant to dismiss and replace the Registrant's principal accountants, and (ii) a Current Report on Form 8-K/A dated March 31, 2006 (the "Form 8-K/A") to include Exhibit 16.1 attached thereto and to update the information previously provided on the Original Form 8-K as of the date thereof. This Amendment is being filed to amend paragraph four of the Form 8-K/A to reflect any disagreements and/or reportable events from March 10, 2006 through the completion of the audit and termination of KPMG LLP on March 29, 2006 and to include an updated
      Exhibit 16.1 attached hereto.


      On March 10, 2006, the Audit Committee of Stewardship Financial Corporation ("SFC" or the "Corporation") dismissed KPMG LLP ("KPMG") as SFC's principal accountants. In connection therewith, KPMG agreed to complete the audit of SFC's financial statements for the fiscal year ended December 31, 2005. KPMG completed the audit of SFC's financial statements for the fiscal year ended December 31, 2005 on March 29, 2006, and was terminated by the Corporation on that date.

      On March 10, 2006, the Audit Committee of SFC approved the engagement of Crowe Chizek and Company LLC ("Crowe") as SFC's principal accountants. Crowe will serve as SFC's independent auditors beginning with the fiscal year ending December 31, 2006.

      During SFC's two most recent fiscal years and the subsequent period through March 10, 2006, neither SFC nor anyone acting on SFC's behalf consulted with Crowe regarding: (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on SFC's financial statements, or (2) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

      In connection with the audits of SFC's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 and the subsequent period through March 29, 2006, there were: (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) no reportable events. Further, the audit reports of KPMG in SFC's consolidated financial statements as of and for the years ending December 31, 2005 and 2004 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      SFC has requested from KPMG that it furnish a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. A copy of that letter, dated April 13, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits

      16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated as of April 13, 2006.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









Date:  April 13, 2006                 Stewardship Financial Corporation
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                                      /s/  Paul Van Ostenbridge
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                                           Paul Van Ostenbridge
                                           President and Chief Executive Officer